SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2013

Vermillion, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34810

Delaware	33-0595156
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

12117 Bee Caves Road Building Three, Suite 100, Austin, TX  78738

(Address of principal executive offices, including zip code)

512.519.0400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Vermillion, Inc. Amended and Restated 2010 Stock Incentive Plan

As described in Item 5.07 below, at the 2013 annual meeting of stockholders of Vermillion, Inc. (the “Company”) held on December 12, 2013 (the “Annual Meeting”), the Company’s stockholders approved a proposal to approve an amendment and restatement of the Vermillion, Inc. 2010 Stock Incentive Plan (the “2010 Plan”) to, among other things, effectuate an increase in the number of shares of Company common stock available for future awards under the 2010 Plan by 2,300,000 shares so that a total of 3,622,983 shares of Company common stock are available for awards under the 2010 Plan, as amended and restated (the “Amended and Restated Plan”) (including 1,250,604 shares of Company common stock that were subject to awards granted under the 2010 Plan as of November 12, 2013). The Company’s board of directors (the “Board”) approved the Amended and Restated Plan on October 29, 2013, subject to stockholder approval.

The purposes of the Amended and Restated Plan are (i) to enhance the Company’s ability to attract highly qualified personnel; (ii) to strengthen its retention capabilities; (iii) to enhance the long-term performance and competitiveness of the Company; and (iv) to align the interests of participants in the Amended and Restated Plan with those of the Company’s stockholders.  The Compensation Committee of the Board may grant the following types of awards under the Amended and Restated Plan: options to purchase shares of Company common stock (“Option”);  stock appreciation rights (“SARs”); restricted shares; restricted share units; unrestricted shares; deferred share units; performance and cash settled awards, and dividend equivalent rights.

As described in the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on November 12, 2013 (the “Proxy Statement”), the following is a summary of material changes effectuated by the Amended and Restated Plan, in addition to the increase in the number of shares of Company common stock available for future awards as discussed above:

ption
●

Prohibition on the recycling of the following shares of Company common stock back into the 2010 Plan: (i) shares that were subject to an Option or a  SAR and were not issued or delivered upon the net settlement or net exercise of such Option or SAR, (ii) shares delivered to or withheld by the Company to pay the exercise or purchase price or the withholding taxes related to an outstanding Option or SAR or (iii) shares repurchased by the Company on the open market with the proceeds of an Option exercise;

●

Addition of a requirement for the Company to obtain stockholder approval prior to reducing the exercise price of an outstanding Option or SAR or effectuating a repricing (whether through cancellation and re-grant or through cancellation in exchange for cash), in each case, other than as provided in the adjustment or change in control provisions of the Plan;

●

Addition of a requirement that dividend equivalents on awards subject to performance-based vesting conditions shall be deposited with the Company and shall be subject to the same restrictions as the underlying awards; and

●	Modification of the annual per person award limit on grants of Options, SARs and shares subject to performance awards to 500,000 shares.

The descriptions of the Amended and Restated Plan contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the Amended and Restated Plan, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

As described in more detail in the Proxy Statement, pursuant to the Company’s offer letter to Thomas H. McLain, President and Chief Executive Officer of the Company, dated February 27, 2013, the Compensation Committee of the Board, as authorized by the Board, granted 400,000 Options to Mr. McLain in March 2013, subject to stockholder approval of the Amended and Restated Plan. In addition, there have been 242,500 Options granted in 2013 prior to the Annual Meeting which were subject to stockholder approval of the Amended and Restated Plan.  These 642,500 Options became effective upon approval by the stockholders of the Amended and Restated Plan at the Annual Meeting.

Item 5.07Submission of Matters to a Vote of Security Holders.

On December 12, 2013, the Company held its 2013 Annual Meeting.  The matters voted on at the Annual Meeting were:  (1) the adoption of amendments to our Certificate of Incorporation and Bylaws to declassify the Board; (2) the election of Peter S. Roddy as a Class I director to serve until his successor is duly elected and qualified; (3) an advisory vote on the compensation of the company’s named executive officers, as disclosed in the Proxy Statement; (4) ratification of the Board’s appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013; and (5) approval of an amendment and restatement of the Company’s 2010 Stock Incentive Plan to, among other modifications, effectuate the changes as described in Item 5.02 above.  As of the record date for the meeting, there were 23,487,927 shares of Company common stock, par value $0.001 per share, issued and outstanding and entitled to vote.  There were 21,420,430 shares present in person or by proxy at the Annual Meeting.  The final voting results were as follows:

Proposal 1.  Adoption of Amendments to Our Certificate of Incorporation and Bylaws to Declassify the Board

3,711,406
FOR	AGAINST	ABSTENTION	BROKER NON-VOTES
13,711,406	464,125	217,066	7,027,833

Based on the votes set forth above, the amendments to our Certificate of Incorporation and Bylaws to declassify the Board were not approved by the stockholders.

Proposal 2.  Election of a Class I Director

NOMINEE	FOR	AGAINST	WITHHOLD	BROKER NON-VOTES
Peter S. Roddy	13,920,308	0	472,289	7,027,833

Based on the votes set forth above, Peter S. Roddy was duly elected to serve as a Class I director of the Company for a term expiring at the Company’s 2016 annual meeting of stockholders and until his successor shall have been elected and qualified, or until his earlier death, resignation or removal.

Proposal 3.  Advisory Vote on the Compensation of the Company’s Named Executive Officers

The advisory vote on the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement, received the following votes:

3,
FOR	AGAINST	ABSTENTION	BROKER NON-VOTES
13,260,915	742,680	389,002	7,027,833

Based on the votes set forth above, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement, was approved in an advisory vote by the stockholders.

Proposal 4.  Ratification of the Appointment of Independent Registered Public Accounting Firm

The ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 received the following votes:

0,750,820
FOR	AGAINST	ABSTENTION	BROKER NON-VOTES
20,750,820	241,266	428,344	7,027,833

Based on the votes set forth above, the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 was duly ratified by the stockholders.

Proposal 5.  Approval of an Amendment and Restatement of the 2010 Plan

The approval of the Amended and Restated Plan received the following votes:

3
FOR	AGAINST	ABSTENTION	BROKER NON-VOTES
13,249,053	775,961	367,583	7,027,833

Based on the votes set forth above, the Amended and Restated Plan was approved by the stockholders.

On December 16, 2013, the Company issued a press release regarding the results of voting at the Annual Meeting, the complete text of which is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01Financial Statements and Exhibits.

(d) Exhibit No.	Description.

10.1	Vermillion, Inc. Amended and Restated 2010 Stock Incentive Plan
99.1	Press Release dated December 16, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vermillion, Inc.
Date: December 16, 2013	By:	/s/ Eric J. Schoen
Eric J. Schoen
Vice President, Finance and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Vermillion, Inc. Amended and Restated 2010 Stock Incentive Plan
99.1	Press Release dated December 16, 2013